SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported) : October 25, 1999


       STRUCTURED ASSET SECURITIES CORPORATION (as depositor under the Trust Agreement, dated as of June 1, 1999, providing for the issuance of Ocwen Home Equity Loan Trust 1999-OFS1, Home Equity Loan Asset-Backed Certificates, Series 1999-OFS1)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                    333-68513-7             74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-5594


                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                     This report consists of 8 consecutively numbered pages.

Item 5.   Other Events.

     This report and the attached exhibits are being filed with respect to the Registrant's Ocwen Home Equity Loan Trust 1999-OFS1, Home Equity Loan Asset-Backed Certificates, Series 1999-OFS1 (the "Certificates"), pursuant to "no-action" positions taken by the Securities and Exchange Commission with
respect  to  alternative   means  of  satisfying  the   Registrant's   reporting
obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Trust Agreement, dated as of June 1, 1999, among Structured Asset Securities Corporation, as Depositor, Ocwen Financial Services Inc., as Master Servicer, Ocwen Federal Bank FSB, as Special Servicer and The Chase Manhattan Bank, as trustee.

    On October 25, 1999 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 1999 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK,
                                    not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date: October 26, 1999          By:   /s/Cynthia Kerpen
                                    Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Statement to Certificateholders on
                         October 25, 1999.                                5

                                  Exhibit 99.1

              Statement to Certificateholders on October 25, 1999



    OCWEN HOME EQUITY LOAN TRUST SERIES 1999-OFS1 HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
                              STATEMENT TO CERTIFICATEHOLDERS
                                       October 25, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            Original        Prior                                                                                Current
              Face      Principal                                                       Realized  Deferred       Principal
Class        Value        Balance             Principal     Interest       Total        Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
A_F     92,537,000.00   90,227,731.64         749,324.11   547,381.57   1,296,705.68         0.00    0.00      89,478,407.53
A_V     52,420,000.00   50,240,576.22         425,951.05   221,560.94     647,511.99         0.00    0.00      49,814,625.17
FX               0.00            0.00               0.00         0.00           0.00         0.00    0.00               0.00
VX               0.00            0.00               0.00         4.24           4.24         0.00    0.00               0.00
R3               0.00            0.00               0.00         0.00           0.00         0.00    0.00               0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS 144,957,000.00  140,468,307.86       1,175,275.16   768,946.75   1,944,221.91         0.00    0.00     139,293,032.70
-----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                           Pass-through Rates
--------------------------------------------------------------------------------      ---------------------------
                    Prior                                                     Current                      Current
                    Principal                                                 Principal       Class      Pass-thru
Class   Cusip       Factor          Principal      Interest     Total         Factor                       Rate
----------------------------------------------------------------------------------------------------------------------------------
A_F    67574LAD0    975.04491868   8.09756216   5.91527249    14.01283465   966.94735652       A_F         7.28000%
A_V    67574LAC2    958.42381190   8.12573541   4.22664899    12.35238440   950.29807650       A_V         5.67000%
----------------------------------------------------------------------------------------------------------------------------------
TOTALS               969.0343196   8.10775030   5.30465414    13.41240444   960.92656926



If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                Cynthia Kerpen
                THE CHASE MANHATTAN BANK - Structured Finance Services
                        450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3233
                       email: cynthia.kerpen@chase.com
                     ---------------------------------------

                                      -6-


    OCWEN HOME EQUITY LOAN TRUST SERIES 1999-OFS1 HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
                                       October 25, 1999


Sec. 4.03(a)(i)     Group F Scheduled Principal                      64,493.72
                    Group F Unscheduled Principal                   541,817.27

Sec. 4.03(a)(iv)    Group F Advances Required                       306,604.14
                    Group F Advances Made                           306,604.14

Sec. 4.03(a)(v)     Group F Beginning Pool Balance               93,186,709.33
Sec. 4.03(a)(v)     Group F Ending Pool Balance                  92,580,398.34

Sec. 4.03(a)(viii)  Group F Current Realized Losses                       0.00
                    Group F Cumultative Realized Losses                   0.00

Sec. 4.03(a)ix      Group F Servicing Fees                           38,827.80
                    Group F Special Servicing Fees                    3,984.00
                    Group F Trustee Fees                                873.63

                    Group F Insurance Premium Amount                 11,278.47

Sec. 4.03(a)(xiv)   Group F Net Prepayment Interest Shortfall             0.00
                    Group F Unpaid Interest Shortfall                     0.00

Sec. 4.03(a)(xviii) Group F Deficiency Amount                             0.00

                    Group F Rolling Deliquency Percentage             0.059003%
                    Group F Targeted Overcollateralization Amount  6,008,805.66
                    Group F Actual Overcollateralization Amount    3,101,990.81
                    Group F Available Funds Cap Rate                 9.235015%

Sec. 4.03(a)(i)     Group V Scheduled Principal                       22,956.50
                    Group V Unscsheduled Principal                   204,048.46

Sec. 4.03(a)iv      Group V Advances Required                        233,806.41
                    Group V Advances Made                            233,806.41

Sec. 4.03(a)(v)     Group V Beginning Pool Balance                51,932,880.59
                    Group V Ending Pool Balance                   51,705,875.63

Sec. 4.03(a)(viii)  Group V Current Realized Losses                        0.00
                    Group V Cumultative Realized Losses                    0.00

Sec. 4.03(a)(ix)    Group V Servicing Fees                            21,638.70
                    Group V Special Servicing Fees                     2,324.00
                    Group V Trustee Fees                                 486.87

                    Group V Insurance Premium Amount                   6,280.07

Sec. 4.03(a)(xiv)   Group V Net Prepayment Interest Shortfall              0.00
                    Group V Unpaid Interest Shortfall                      0.00

Sec. 4.03(a)(xviii) Group V Deficiency Amount                              0.00

                    Group V Rolling Deliquency Percentage             0.072732%
                    Group V Targeted Overcollateralization Amount  4,232,204.18
                    Group V Actual Overcollateralization Amount    1,891,250.46
                    Group V Available Funds Cap Rate                10.820734 %

Sec. 4.03(a)(xiv)   Basis Risk Shortfalls                                  0.00
                    Basis Risk Shortfalls Deposits to the Basis
                         Risk Reserve Fund                                 0.00

Sec. 4.03(a)(v)     Beginning Aggregate Loan Balance             145,119,589.92
                    Ending Aggregate Loan Balance                144,286,273.97

Sec. 4.03)(a)(v)    Aggregate Targeted Overcollateralization Amt  10,241,009.84
                    Aggregate Actual Overcollateralization Amt     4,993,241.27
                    Aggregate Current Realized Losses                      0.00
                    Aggregate Cumulative Realized Losses                   0.00



                                    -7-

    OCWEN HOME EQUITY LOAN TRUST SERIES 1999-OFS1 HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
                                   October 25, 1999


Sec 4.03(a)(x)  Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                     Group 1
                Category      Number    Principal Balance   Percentage
                1 Month        15         1,550,119.80        1.67%
                2 Months       12         1,217,894.35        1.32%
                3+Months        2           187,642.66        0.20%
                 Total         29         2,955,656.81        3.19%



                     Group 2
                Category      Number    Principal Balance   Percentage
                1 Month       18          2,119,040.46         4.10%
                2 Months      18          2,181,404.82         4.22%
                3+Months       3            197,357.62         0.38%
                 Total        39          4,497,802.90         8.70%



                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure
                   Group Totals
                              Number    Principal Balance   Percentage
                               58         5,964,158.55         4.13 %


                Number and Aggregage Principal Amounts of Bankruptcy Loans
                   Group Totals
                              Number    Principal Balance   Percentage
                               12         1,836,306.64         1.27 %


                Number and Aggregage Principal Amounts of REO Loans
                   Group 1
                              Number    Principal Balance   Percentage
                              0                 0.00        0.00%
                   Group 2
                              Number    Principal Balance   Percentage
                              0                 0.00        0.00%
                   Group Totals
                              Number    Principal Balance   Percentage
                              0                 0.00        0.00%


                                       -8-
